LETTER OF TRANSMITTAL

                    FORTUNE NATURAL RESOURCES CORPORATION

                              OFFER TO EXCHANGE

          COMMON STOCK PURCHASE WARRANTS EXPIRING SEPTEMBER 28, 1999
                               FOR OUTSTANDING
           COMMON STOCK PURCHASE WARRANTS EXPIRING SEPTEMBER 28, 1998

               Pursuant to the Prospectus dated February ___, 1998

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
           ON MARCH 31, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
        TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                             ON THE EXPIRATION DATE


          By Hand, Registered or Certified Mail or Overnight Courier:

                       U.S. Stock Transfer Corporation
                             1745 Gardena Avenue
                                 Second Floor
                           Glendale, CA 91204-2991
                    Attention: Jim Hunter, Vice President

                           Facsimile Transmission:
                                (818) 502-1737
                    Attention: Jim Hunter, Vice President

                            Confirm by Telephone:
                                (818) 502-1404


 Delivery of this  instrument  to an address  other than as set forth above,  or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.


     The undersigned acknowledges receipt of the Prospectus, dated February ____, 1998 (the "Prospectus"), of Fortune Natural Resources Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate of up to 2,846,250 Common Stock Purchase Warrants expiring September 28, 1999 (the "New Warrants") for an equal number of the outstanding Common Stock Purchase Warrants expiring September 28, 1998 (the "Old Public Warrants").

     For each Old Public Warrant accepted for exchange, the holder of such Old Public Warrant will receive a New Warrant to purchase the number of shares of Common Stock equal to that purchasable under the surrendered Old Public Warrant. The New Warrants will be exercisable on or prior to September 28, 1999. Each share of Common Stock purchasable under the New Warrants is purchasable at a price of approximately $2.61 per share. The New Warrants will be callable by the Company at any time after the closing price of the Common Stock on the American Stock Exchange, Inc. ("AMEX") equals or exceeds $5.50 for twenty consecutive trading days. The New Warrants will not be listed on AMEX or any other exchange or otherwise admitted for trading privileges and will not be transferable except upon the prior written consent of the Company.

     The Expiration Date shall be march 31, 1998, 1998 at 5:00 p.m., New York City time. The Company reserves the right, in its sole discretion, (i) to delay accepting any Old Public Warrants, (ii) to extend the Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended, (iii) to terminate the Exchange Offer, by giving oral or written notice of such delay, extension, or termination to the Exchange Agent, and (iv) to amend the terms of the Exchange Offer in any manner. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendments by means of a prospectus supplement that will be distributed to the registered holders of the Old Public Warrants. Modifications of the Exchange Offer, including but not limited to extension of the period during which the Exchange Offer is open, may require that at least five business days remain in the Exchange Offer. In order to extend the Exchange Offer, the Company will notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 10:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Public Warrants either if Old Public Warrants are to be forwarded herewith or if a tender of Old Public Warrants, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Public Warrants whose Warrant Certificates are not immediately available, or who are unable to deliver their Warrant Certificates or complete the procedure for book-entry transfer of their Old Public Warrants into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Old Public Warrants according to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Exchange Agent.

      The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Public Warrants to which this Letter relates. If the space provided below is inadequate, the warrant numbers and principal amount of Old Public Warrants should be listed on a separate signed schedule affixed hereto.


|------------------------------------------------------------------------------|
|                             |            |                  |                |
|   DESCRIPTION OF OLD        |     1      |       2          |        3       |
|    PUBLIC WARRANTS          |            |                  |                |
|------------------------------------------|-----------------------------------|
|                             |            |    Aggregate     |                |
|  Name(s) and Address(es)    |  Warrant   |      Number      |     Number     |
|  of Registered Holder(s)    |Certificate |  of Old Public   |    Tendered**  |
| (Please fill in, if blank)  |  Number(s)*|    Warrants(s)   |                |
|                             |            |                  |                |
|-----------------------------|------------|-----------------------------------|
|                             |            |                                   |
|                             |------------|-----------------------------------|
|                             |            |                                   |
|                             |------------|-----------------------------------|
|                             |   Total    |                                   |
|------------------------------------------------------------------------------|
| *  Need not be completed if Old Public Warrants are being  tendered by       |
|    book-entry transfer.                                                      |
| ** Unless otherwise indicated in this column, a holder will be deemed to have| | tendered the entire Old Warrant Certificate indicated in column 2. |
|    See Instruction 2.                                                        |
|------------------------------------------------------------------------------|


[ ] CHECK HERE IF TENDERED OLD PUBLIC WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


Name of Tendering Institution  _________________________________________________


Account Number __________________   Transaction Code Number  ___________________



[ ] CHECK HERE IF TENDERED OLD PUBLIC WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


Name of Registered Holder(s)  __________________________________________________

Window Ticket Number (if any)  _________________________________________________

Date of Execution of Notice of Guaranteed Delivery  ____________________________

Name of Institution which guaranteed delivery  _________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO.


Name: _______________________________________________________________

Address:  ___________________________________________________________

Number of additional copies requested  ______________________________

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                            Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate number of Old Public Warrants indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Public Warrants tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Public Warrants as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Public Warrants tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Public Warrants tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Warrants (and, if applicable, substitute warrants representing the remaining principal balance of any Old Warrant exchanged only in part) in the name of the undersigned or, in the case of a book-entry delivery of Old Public Warrants, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Warrants (and, if applicable, substitute warrants representing the remaining principal balance of any Old Public Warrant exchanged only in part) to the undersigned at the address shown above in the box entitled "Description of Old Public Warrants."


THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD PUBLIC WARRANTS" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD WARRANTS AS SET FORTH IN SUCH BOX ABOVE.

----------------------------------------  -------------------------------------
|                                      |                                       |
|     SPECIAL ISSUANCE INSTRUCTIONS    |        SPECIAL DELIVERY INSTRUCTIONS  |
|      (See Instructions 3 and 4)      |         (See Instructions 3 and 4)    |
|                                      |                                       |
|                                      |                                       |
|   To be completed ONLY if Warrant    |   To be completed ONLY if Warrant     |
|Certificates for Old Public Warrants |Certificates for Old Public Warrants | |not exchanged and/or New Warrants are |not exchanged and/or New Warrants are | |to be issued in the name of and sent |to be sent to someone other than the | |to someone other than the person(s) |person(s) whose signature(s) appear(s) |
|whose signature(s) appear(s) on this  |on this Letter above or to such        |
|Letter above, or if Old Public        |person(s) at an address other than     |
|Warrants delivered by book-entry |shown in the box entitled "Description | |transfer which are not accepted for |of Old Public Warrants" on this Letter |
|exchange are to be returned by credit |above.                                 |
|to an account maintained at the Book- |                                       |
|Entry Transfer Facility other than    |                                       |
|the account indicated above.          |                                       |
|                                      |                                       |
|Issue Warrant Certificates to:        |Mail Warrant Certificates to:          |
|                                      |                                       |
|Name(s): _____________________________|Name(s):  ____________________________ |
|           (Please Type or Print)     |              (Please Type or Print)   |
|                                      |                                       |
|______________________________________|______________________________________ |
|       (Please Type or Print)         |           (Please Type or Print)      |
|                                      |                                       |
|Address:  ____________________________|Address:  ____________________________ |
|                                      |                                       |
|______________________________________|______________________________________ |
|        (Including Zip Code)          |            (Including Zip Code)       |
|                                      |                                       |
|                                      |                                       |
|(Complete accompanying  Substitute    |                                       |
| Form W-9)                            |                                       |
|Credit unexchanged Old Public         |                                       |
|Warrants delivered by book-entry      |                                       |
|transfer to the Book-Entry Transfer   |                                       |
|Facility account set forth below.     |                                       |
|                                      |                                       |
|    (Book-Entry Transfer Facility     |                                       |
|   Account Number, if applicable)     |                                       |
-------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD PUBLIC WARRANTS OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                    PLEASE READ THIS LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

    _____________________________________________________________________x
                (Signature of Owner)                    (Date)

    _____________________________________________________________________x
           (Signature of C-Owner, if any)               (Date)

Area Code and Telephone Number:  ________________________________________


     If a holder is tendering any Old Public Warrants, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the Warrant Certificate(s) for the Old Public Warrants or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


      Name(s):  _________________________________________________________

      ___________________________________________________________________
                           (PLEASE TYPE OR PRINT)
      Capacity:  ________________________________________________________

      Address:  _________________________________________________________

      ___________________________________________________________________
                            (INCLUDING ZIP CODE)



                             SIGNATURE GUARANTEE
                       (IF REQUIRED BY INSTRUCTION 3)

      Signature(s) Guaranteed by
      An Eligible Institution:  _________________________________________
                                        (AUTHORIZED SIGNATURE)


      ___________________________________________________________________
                                  (TITLE)

      ___________________________________________________________________
                               (NAME AND FIRM)

Dated:___________________________________________________________________, 1998

                                 INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
         COMMON STOCK PURCHASE WARRANTS EXPIRING SEPTEMBER 28, 1999,
           FOR ANY AND ALL OUTSTANDING COMMON STOCK PURCHASE WARRANTS
                          EXPIRING SEPTEMBER 28, 1998

                    FORTUNE NATURAL RESOURCES CORPORATION

1. DELIVERY OF THIS LETTER AND OLD PUBLIC WARRANTS; GUARANTEED DELIVERY PROCEDURES.

      This Letter is to be completed by holders of Old Public Warrants either if Warrant Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Public Warrants" section of the Prospectus. Physically tendered Old Public Warrants, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

      Holders whose Old Public Warrants are not immediately available or who cannot deliver their Warrant Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Public Warrants pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Public Warrants and the principal amount of Old Public Warrants tendered, stating that the tender is being made thereby and guaranteeing that within four business days after the date of execution of the Notice of Guaranteed Delivery, all physically tendered Old Public Warrants, a duly executed Letter of Transmittal, or a Book-Entry Confirmation, as the case may be, and any other documents required by this letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) all physically tendered Old Public Warrants, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within four business days after the Expiration Date.

      The method of delivery of this Letter, the Old Public Warrants and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Public Warrants are sent by mail, it is suggested that Registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, the holder may use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. All expenses associated with delivery shall be borne by the Warrantholders.

      See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD PUBLIC WARRANTS WHO TENDER BY BOOK-ENTRY TRANSFER).

      If less than the entire amount of any submitted Warrant Certificate is to be tendered, the tendering holder(s) should fill in the aggregate number to be tendered in the box above entitled "Description of Old Public
Warrants--Principal Amount Tendered." A reissued Warrant Certificate representing the balance of nontendered principal of any submitted Old Public Warrants will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. THE ENTIRE PRINCIPAL AMOUNT OF ANY OLD PUBLIC WARRANTS DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; ASSIGNMENTS AND ENDORSEMENT; GUARANTEE OF SIGNATURES.

      If this Letter is signed by the registered holder of the Old Public Warrants tendered hereby, the signature must correspond exactly with the name as written on the face of the Warrants without any change whatsoever.

      If any tendered Old Public Warrants are owned of record by two or more joint owners, all such owners must sign this Letter.

      If any tendered Old Public Warrants are registered in different names on several Warrant Certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Warrant Certificates.

      When this Letter is signed by the registered holder of the Old Public Warrants specified herein and tendered hereby, no endorsements of the submitted Warrant Certificates or separate instruments of assignment are required. If, however, the New Warrants are to be issued, or any untendered Old Public Warrants are to be reissued, to a person other than the registered holder, then endorsements of any Warrant Certificates transmitted hereby or separate instruments of assignment are required. Signatures on such Warrant Certificates must be guaranteed by an Eligible Institution.

      If this Letter is signed by a person other than the registered holder of any Warrant Certificates specified herein, such Warrant Certificates must be endorsed or accompanied by appropriate instruments of assignment, in either case signed exactly as the name of the registered holder appears on the Warrant Certificates and the signatures on such Warrant Certificates must be guaranteed by an Eligible Institution.

      If this Letter or any Warrant Certificates or instruments of assignment are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Endorsements on Old Public Warrants or signatures on instruments of assignment required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

      Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Public Warrants are tendered: (i) by a registered holder of Old Public Warrants (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Public Warrants) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Old Public Warrants should indicate in the applicable box the name and address to which New Warrants issued pursuant to the Exchange Offer and/or substitute Warrant Certificates evidencing Old Public Warrants not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Public Warrants tendering Old Public Warrants by book-entry transfer may request that Old Public Warrants not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Public Warrants may designate hereon. If no such instructions are given, such Old Public Warrants not exchanged will be returned to the name or address of the person signing this Letter.

5.    TAX IDENTIFICATION NUMBER.

      Federal income tax law generally requires that a tendering holder whose Old Public Warrants are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Warrants to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

      Exempt holders of Old Public Warrants (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

      To prevent backup withholding, each tendering holder of Old Public Warrants must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Public Warrants is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Notice of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Public Warrants are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
WARNING: checking-this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.    TRANSFER TAXES.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Old Public Warrants to it or its order pursuant to the Exchange Offer. If, however, New Warrants and/or substitute Old Public Warrants not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Public Warrants tendered hereby, or if tendered Old Public Warrants are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Public Warrants to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD PUBLIC WARRANTS SPECIFIED IN THIS LETTER.

7.    WAIVER OF CONDITIONS.

      The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Public Warrants, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Public Warrants for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Public Warrants nor shall any of them incur any liability for failure to give any such notice.

9.    MUTILATED, LOST, STOLEN OR DESTROYED OLD PUBLIC WARRANTS.

      Any holder whose Old Public Warrants have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

                   PAYOR'S NAME: FORTUNE NATURAL RESOURCES CORPORATION

-------------------------------------------------------------------------------
|              |                                    |                          |
|SUBSTITUTE | Part 1 - PLEASE PROVIDE YOUR TIN |TIN:_____________________ | |Form W-9 | IN THE BOX AT RIGHT AND CERTIFY | (Social Security |
|              | BY SIGNING AND DATING BELOW.       |     Number or Employer   |
|              |                                    |    Identification Number)|
|Department of |---------------------------------------------------------------|
|the Treasury  | PART 2 - TIN Applied For [ ]                                  |
|Internal      |---------------------------------------------------------------|
|Revenue       |CERTIFICATION:  UNDER PENALTIES OF PERJURY, I CERTIFY THAT:    |
|Service       |                                                               |
|              |(1) The number shown on this form is my correct Taxpayer       |
|              |    Identification Number (or I am waiting for a number to be  |
|Payor's       |    issued to me).                                             |
|Request for   |                                                               |
|Taxpayer |(2) I am not subject to backup withholding either because: (a)| |Identification| I am exempt from backup withholding, or (b) I have not been| |Number ("TIN")| notified by the Internal Revenue Service (the "IRS") that |
|and           |    I am subject to backup withholding as a result of a failure|
|Certification |    to report all interest or dividends, or (c) the IRS has    |
|              |    notified me that I am no longer subject to backup          |
|              |    withholding, and                                           |
|              |                                                               |
|              |(3) Any other information provided on this form is true and    |
|              |    correct.                                                   |
|              |                                                               |
|              |                                                               |
|              |    SIGNATURE________________________________________________  |
|              |                                                               |
|              |    DATE   _______________________                             |
|              |                                                               |
|------------------------------------------------------------------------------|
|                                                                              |
|You must cross out item (2) of the above certification if you have been       |
|notified by the IRS that you are subject to backup withholding because of | |under reporting of interest or dividends on your tax return and you have not| |been notified by the IRS that you are no longer subject to |
| backup   withholding.                                                        |
--------------------------------------------------------------------------------


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
|             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER           |
|                                                                              |
|I certify under penalties of perjury that a taxpayer identification number    |
|has not been issued to me, and either (a) I have mailed or delivered an       |
|application to receive a taxpayer identification number to the appropriate | |Internal Revenue Service Center or social Security Administration Office or | |(b) I intend to mail or deliver an application in the near future. I under- | |stand that if I do not provide a taxpayer identification number by the time | |of the exchange, 31 percent of all reportable payments made to me thereafter |
|will be withheld until I provide a number.                                    |
|                                                                              |
|                                                                              |
|_______________________________________________    __________________________ |
|                   Signature                                    Date          |
|                                                                              |
--------------------------------------------------------------------------------